UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

Date of Report (Date of earliest event reported):      February 3, 2005

Commission File Number 000-33009

MEDCATH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	56-2248952
(State or other jurisdiction of	(IRS Employer Identification No.)
incorporation or organization)

10720 Sikes Place
Charlotte, North Carolina      28277
(Address of principal executive offices, including zip code)

(704) 708-6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 2.02. Results of Operations and Financial Condition

On February 3, 2005, MedCath Corporation (“MedCath” or “the Company”) issued a press release announcing the Company’s results of operations for the fiscal quarter ended December 31, 2004. A copy of the press release and financial update are furnished as Exhibits 99.1 and 99.2.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1      Press Release dated February 3, 2005

Exhibit 99.2      Financial Update dated February 3, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDCATH CORPORATION

Date: February 3, 2005	By:	/s/james e. harris

James E. Harris
Executive Vice President and Chief Financial Officer
(principal financial officer)